UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2004

JDA Software Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27876 (Commission File Number)	86-0787377 (IRS Employer Identification No.)

14400 North 87th Street Scottsdale, Arizona (Address of principal executive offices)	85260-3649 (Zip Code)

(480) 308-3000
(Registrant’s telephone number, including area code)

Item 5. Other Events.

     On July 26, 2004, JDA Software Group, Inc. (“JDA”) and QRS Corporation (“QRS”) issued a joint press release regarding the filing of JDA’s Registration Statement on Form S-4 with the Securities and Exchange Commission (the “SEC”). This Registration Statement contains a joint proxy statement/prospectus which will be sent to JDA and QRS stockholders for their approval of the previously announced merger between JDA and QRS once the SEC has finished its review of this Registration Statement.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release dated July 26, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDA Software Group, Inc.
Date: July 27, 2004	By:	/s/ Kristen L. Magnuson
Kristen L. Magnuson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
99.1	Press Release dated July 26, 2004.